Exhibit 99.1

Press Release		  			     January 21, 2015


Kentucky Bancshares, Inc. Completes Merger

Paris, KY and Richmond, KY - January 21, 2015 - Kentucky Bancshares, Inc. (OTC.KTYB), the parent company of Kentucky Bank, and Madison Financial Corporation (Madison), the parent company of Madison Bank, jointly announced today that they have entered into an agreement and plan of share exchange (Agreement) in which Kentucky Bancshares will acquire Madison in a common-for-common share exchange transaction.

Under the terms of the Agreement, Kentucky Bancshares will exchange for each issued and outstanding share of Madison common stock 1.1927 shares of Kentucky Bancshares common stock, subject to potential adjustments at closing. Based on Kentucky Bancshares' 20 trading day average common stock price of $27.25 per share, as of January 16, 2015, assuming no exchange ratio adjustments, the transaction is valued at approximately $7.2 million with a per share value of $32.50 for each share of Madison common stock. The transaction is subject to Madison shareholder approval and customary regulatory approvals and is expected to close late in the second quarter or in the third quarter of 2015.

Upon the consummation of the transaction, Madison will be merged with and into Kentucky Bancshares and Madison Bank will be merged with and into Kentucky Bank. At that time, Madison Bank offices will become branches of Kentucky Bank. Madison Bank currently operates 3 branches in the city of Richmond, Kentucky with total assets of $121 million, including $83 million in loans, and with total deposits of $103 million. Richmond is located in Madison County and is approximately twenty five miles south of Lexington, Kentucky. Kentucky Bancshares estimates that the combined institution will have $914 million in assets, $693 million in deposits and 18 branches serving central and eastern Kentucky.

Madison Bank has great strengths in its customers and employees, said Louis Prichard, President and CEO of Kentucky Bancshares, Inc. This transaction will expand our existing footprint in Madison County and is a strategic step in our continued pursuit to create a high-performing community bank that is focused on relationship banking in the best sense of the term.

Michael Eaves, Chairman of the Board of Directors of Madison, commented, We look forward to the business combination. Kentucky Bank has the community bank values that our customers know and appreciate as well as a diverse suite of products which will allow us to offer broader and enhanced services to our customers.

Kentucky Bancshares expects the transaction to be accretive to earnings per share in the first full year of operations, excluding any one-time restructuring charges, and that the combined subsidiary bank will exceed well-capitalized thresholds under all regulatory definitions. Kentucky Bancshares estimates 2% dilution to tangible book value per share with tangible book value earn-back in approximately three years.

Raymond James & Associates, Inc. has acted as financial advisor to Kentucky Bancshares, Inc. and Professional Bank Services, Inc. has acted as financial advisor to Madison Financial Corporation.

About Kentucky Bank
Kentucky Bank, headquartered in Paris, Kentucky, is a locally owned and publicly traded financial institution, with 15 branches located in 11 Kentucky communities. The bank offers a full line of services including retail, business and wealth management products. Since 1851 Kentucky Bank and its tributaries have enjoyed a long history as a strong, stable community bank. To learn more about Kentucky Bank, visit www.kybank.com.

Forward-Looking Statements
This press release contains forward looking statements within the meaning of the federal securities laws. These statements are not historical facts, but rather statements based on Kentucky Bancshares' current expectations regarding its business strategies and their intended results and future performance. Forward-looking statements are preceded by terms such as expects, believes, anticipates, intends and similar expressions, as well as any statements related to future expectations of performance.

Forward-looking statements are not guarantees of future performance. Numerous risks and uncertainties could cause or contribute to Kentucky Bancshares' actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the proposed share exchange might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected; the requisite shareholder and regulatory approvals for the proposed share exchange and mergers might not be obtained; market, economic, operational, liquidity, credit and interest rate risks associated with Kentucky Bancshares' and Madison's businesses; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations) which may affect the ability of Kentucky Bancshares and Madison to execute their respective business plans; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of Kentucky Bancshares' or Madison's information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; other matters discussed in this press release and other factors identified in Kentucky Bancshares' Annual Report on Form 10-K and its other periodic filings with the SEC. These forward-looking statements are made only as of the date of this press release, and neither Kentucky Bancshares nor Madison undertakes an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this press release.

Other Information for Madison Shareholders
This release may be deemed to be offering materials of Kentucky Bancshares in connection with its proposed acquisition of Madison, on the terms and subject to the conditions in the Agreement and Plan of Share Exchange. This release may also be deemed to be proxy solicitation materials of Madison in connection with a special meeting of its shareholders, currently anticipated to be held in the second quarter of 2015, to vote on a proposal to approve the Agreement and Plan of Share Exchange.

Kentucky Bancshares intends to file a registration statement on Form S-4 to register Kentucky Bancshares shares of common stock that will be issued to Madison shareholders in connection with the transaction. The registration statement will contain a proxy statement of Madison and prospectus of Kentucky Bancshares and other documents regarding the proposed transaction. MADISON SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT KENTUCKY BANCSHARES AND MADISON.

Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (when available) and other documents filed with the SEC by Kentucky Bancshares through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Kentucky Bancshares will be available free of charge on Kentucky Bancshares' website at http://www. kybank.com under the About Us tab and then under the Investor Relations tab.

When available, copies of the prospectus/proxy statement will be mailed to Madison shareholders.

The respective directors and executive officers of Kentucky Bancshares and Madison and other persons may be deemed to be participants in the solicitation of proxies from Madison shareholders with respect to the proposed share exchange. Information regarding the directors and executive officers of Kentucky Bancshares is available in its proxy statement filed with the SEC on April 15, 2014 in connection with its 2014 annual shareholder meeting. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed share exchange when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

CONTACTS:
Kentucky Bancshares, Inc.
Louis Prichard, President & CEO
(859) 987-1795

Madison Financial Corporation
Michael Eaves, Chairman of the Board of Directors
(859) 626-8008